UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/09

Date of reporting period:  6/30/09

Item 1. Reports to Stockholders.

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

SEMI-ANNUAL REPORT
June 30, 2009

June 30, 2009

Phocas SCV Review
The market snapped back from a terrible first quarter.  As is usually seen during the early stages of a recovery, the economic sectors most exposed to the economy (industrials, technology, consumer discretionary) outperformed those that are more insulated from economic swings (telecommunications, utilities, heath care, consumer staples).  Despite the most recent upward move, stocks are still quite cheap if valuations return to levels seen in normal times.  As long as the valuations are favorable, we continue to see a fair amount of upside potential in industrials, technology, and consumer discretionary stocks.  Yet, there are many reliable companies less exposed to the vagaries of the economy and that also offer attractive total return potential.

The small cap value portfolio (the “Portfolio”) was lifted this quarter by performances within the energy, materials, consumer staples, financials, and technology sectors.  While energy and materials sectors are small weights (both about 5%) of the Russell 2000® Value Index, member stocks can be highly volatile because they are highly exposed to the economy and commodity pricing.  This quarter, the energy and materials sectors within the index rose 32% and 27%, respectively, while the Portfolio’s sector returns were 55% and 32%, respectively. Another strong index sector during the quarter was technology with a benchmark sector return of 33%. During the second quarter, we saw many data points within technology that gave compelling evidence that the sector may have hit a bottom. The Portfolio’s technology sector return was 40%, helping to support quarterly excess return.

Our biggest excess return sector was, surprisingly, consumer staples. The Portfolio sector return was 38% versus the benchmark sector return of 10%. Unfortunately the sector only accounts for roughly 3% of the total benchmark. The Portfolio’s healthcare segment was a slight outperformer, up 22% versus benchmark sector return of 19%. Our performance in financials, the biggest sector within the Russell 2000 Value Index (over 1/3 of total benchmark weight), again showed excess return during the second quarter (12% versus benchmark sector return of 9%).

To the detriment of overall Portfolio quarterly returns, our industrials and consumer discretionary sectors lagged their respective Russell 2000 Value Index sector returns. For the second quarter, the Portfolio sector returns for industrials and consumer discretionary were 9% and 20%, respectively, versus their comparable benchmark sector returns of 20% and 34%.  Specialty retail, within the consumer discretionary sector, came roaring back on expectations of a macro-economic bounce. That accounted for much of the discrepancy in underperformance within the consumer discretionary segment of our Portfolios. The utility sector, as expected, continued to plod along. The utility benchmark segment return was 5%, slightly higher than the Portfolio’s segment return of

4%. At 6% of benchmark weight, the low segment returns reduced overall total Portfolio return during the quarter. Cash, as always, was below 5%, but remained a drag on performance during a significant positive upturn in equity performance.

Economic Overview and Portfolio Positioning
All recessions, including the Great Depression, eventually come to an end and it appears that we are at the bottom of this particularly nasty recession today.  It will be a slow recovery by historical standards, as the US deals with high unemployment, continued housing foreclosures, weak consumer spending, and troubled banks.  Improving economic factors, however, that are usually seen at the beginnings of a recovery are being witnessed today: better reports from manufacturing companies, higher consumer confidence, and a recovering stock market.  The government has committed a large amount of resources to keep the banking system from falling apart and its stimulus package, designed to kick-start the economy, should begin working its way through the economy later this year.  Plus, let’s not forget that we live in a world where emerging countries like China and India steadily march to developed nation status.  This creates ongoing demand for steel, electronics, food, services, etc., helping to drive the global economy.  Taking all this into account, we expect to see a slightly expanding American economy starting in the third quarter, with slowly accelerating growth through 2010.

In keeping with our Portfolio discipline, we remain very cognizant of the index sector weights.  We continue to take advantage, however, of the differences in valuations within each segment.  During the quarter, we noticed that the economy was showing signs of bottoming, so we have been slowly increasing our exposure to those companies most sensitive to a modest economic recovery, subject, as always, to valuation.  Technology remains slightly overweight relative to the Russell 2000 Value Index sector weight, and industrials, after the new Russell 2000 Value Index reconstitution on this past June 30, is our largest relative underweight. We anticipate that we will be moving our industrial segment weight within our Portfolios closer to the new benchmark weight during the third quarter.

Contributors
Nearly all the Portfolio’s performance is expected to be generated by stock selection rather than from sector weighting, and this quarter was no exception.  Not surprisingly, given the significant positive price recovery of almost all the sectors during the quarter, there were some significant gains by individual companies. The best performer, Encore Capital Group (ECPG-Financials), a credit receivables recovery company, was up 192%. A significant upside surprise in quarterly earnings helped support the share price throughout the quarter. The second best performer was ModusLink Global (MLNK-Technology), an online logistics/software company, up 137%. Again, fundamental earnings improvement, far above low expectations, helped to boost the share price. There were additional big gains within energy and materials as would be expected by their respective sector gains.

Detractors
During the quarter, the following companies had the largest negative effects on performance. National Penn Bancshares (NPBC-Financials) was down a significant 44%, leading all decliners. Though core earnings for this small regional bank was disappointing, it still had positive earnings (unlike many of its brethren) during the quarter. Write-offs remained constrained and equity ratios are very healthy. Systemax (SYX-Consumer Discretionary), an online retail electronics distributor, continues to do well fundamentally, but uncertainty over growth prospects with a weakening consumer sent its stock shares down 32%. We are comfortable that both companies are fundamentally superior to their peers, and do not deserve their low valuations.

Hurry up and…well, stop. This appeared to be what the Real Estate Investment Trust (“REIT”) market was whispering to investors as it has been wildly volatile in 2009. The year began with the NAREIT Equity REIT Index (the “Index”) trending down 42%, before bouncing up 67%, off depressed lows unfortunately, and then falling 10% as June ended. That was after closing the second quarter with six consecutive positive daily returns, the first stretch of that kind since early February 2007, prior to the current REIT downturn.

While the recession appears to be moderating, there are still no clear signs of a turnaround yet. As it relates specifically to the securitized commercial real estate market, despite some signs of modest improvement, market conditions remain very challenging across a variety of property types and geographies. Assets are simply not trading, and quality distressed opportunities do not exist as lenders and borrowers are hoping that capital markets improve by the time the extended loans mature.

Capital liquidity has increased because credit became slightly more available during the quarter and REIT management teams have hit the ground running in the recent Equity raising wave. While the equity was expensive, and certainly dilutive, it certainly protected further downside as companies were willing to forgo future upside to stabilize the current and short term balance sheet risk.

Phocas REIT Review
The securitized commercial real estate market, as measured by the NAREIT Equity REIT Index (the “Index”), reversed course during the second quarter, posting its best ever quarter total return of 28.85%; for that period, the Portfolio’s return was 23.21%. This followed the two worst quarterly total returns for the Index, -38.80% in the first quarter of 2009, and -31.87% in the fourth quarter of 2008, versus returns for the Portfolio of -27.10% and -34.59%, respectively. While the Portfolio also rode the recent positive volatility wave, the more defensive and lower beta held names muffled participation in the rally. The Index’s previous best quarter ever was its 22.74% total return in the first quarter of 1991. The record setting second quarter 2009 for the Index was driven by April’s 31.02% total return, compared to 26.10% for the Portfolio’s April performance.

Given the economic uncertainty today, it was completely unexpected to have the Lodging sector go gang busters, and post a nearly +80% total return during the second quarter. In fact, Lodging continues to be the sector with the weakest fundamentals today…and the trend for fundamentals is still declining. Contributing to the sector’s outperformance was attractive valuation and investor sentiment that the worst is over for consumer demand. While most lodging REITs are reporting early signs of stabilization with regards to short term transient booking and occupancy loss, group bookings and average daily rates continue to face downward pressure.

Following a very weak first quarter, Malls outperformed during the second quarter as consumer spending fears have subsided, albeit slightly, and credit availability improved slightly. The Portfolio remains invested in the higher quality Mall REITs, Simon Properties (SPG) and Macerich (MAC), as our fears about the space continue to center on the increased vacancy due to economic distress. That said, Simon Properties remains one of the Portfolio’s core holdings with its dominant mall platform, solid balance sheet and ample liquidity for acquisitions, when opportunities arise. We expect to see higher occupancy losses in lower quality malls. To make matters worse, we also believe that the vacancy will be harder, and will take longer to back fill given retailers’ significantly reduced expansion plans.

The Office sector outperformed the Index slightly during the quarter as the sector was one of the larger beneficiaries for the re-equitization wave. The Portfolio remains overweight in niche companies such as Digital Realty (DLR) and Alexandria Real Estate (ARE). Both companies offer attractive long-term growth potential along with some “protection” from cyclical leasing usually experienced with the more traditional office companies. SL Green (SLG) was the Portfolio’s top performer during the quarter, recovering from its huge underperformance in the prior quarter. Finally, we continue to believe that Boston Properties (BXP), the Portfolio’s other position in the sector, with its well capitalized balance sheet and top quality assets, is in a strong position as tenants and brokers want certainty in this uncertain market.

Neighborhood Shopping Centers also outperformed, albeit slightly. The outperformance was limited as investor concerns on non-grocery anchored portfolios weighed on share price performance, including but limited to Portfolio holdings of Kimco Realty (KIM), Acadia Realty (AKR) and Federal Realty (FRT). We continue to favor Acadia and Federal with their well located urban infill and grocery anchored portfolios, as well as Regency Center’s (REG) high quality grocery anchored portfolio providing relative defense to the Portfolio.

The Industrial sector slightly trailed the Office sector and the Index during the quarter. The Portfolio was impacted by its overweight position in Prologis (PLD) due to Prologis’ over leverage and excessive development pipeline. Prologis recently announced that it had successfully generated approximately $840 million of gross proceeds during the quarter from the sale of industrial assets, as well as contributions to property funds. This was an important element of the action plan management outlined last fall, but the company still requires further deleveraging. The best case scenario is for PLD to monetize its large land bank successfully, as that would add capital without further diluting earnings. The Portfolio is positioned well for an uptick in global trade with holdings of AMB Corporation (AMB) and Prologis (PLD). Coming out a recession, historically, fundamentals begin improving right before positive GDP growth.

Apartments underperformed the Index, as fundamentals appear to be declining faster than originally anticipated, and leverage concerns in other sectors have eased. The high correlation between employment rates and traditional apartment rental rates indicate continued headwinds, particularly in the short term. The longer-term outlook, however, is a bit more positive with limited new supply and an overall propensity to rent given the weak trend in single family homes. But, when home prices trough and credit becomes more available, the ability to own rather than rent will look more attractive, and should add a major head wind for Apartment REITs.

Storage continues to underperform for the year as increased promotions and concessions have not fully stemmed the vacancy tide. According to management teams, however, the sector has seen declining operating trends stabilize in April and May as move outs have improved and occupancy has improved. While new leases are still declining 5-10%, renewal lease spreads are closer to negative 3-6%, including concessions. The strategy for the next 3-6 months is entirely focused on expense control as growth opportunities are limited.

The underperformance of the Healthcare sector, despite being up over 21% for the quarter, is understandable given its less cyclical nature and lower volatility. The sector also experienced operator health and stability concerns, witness the travails of Sunrise Senior Living (SRZ). While there remains to be questions on current healthcare proposals, the ultimate impact on Healthcare REITs from all the moving continues to be unknown.

Following, please see a breakdown of performance and yields by sector for the second quarter of 2009, as well as the year to date 2009 and full year 2008 results.

Sector	2nd Qtr 2009	2009 YTD	2008	Yield
Industrial/Office	29.9%	-14.6%	-50.3%	6.2%
Office	30.1%	-12.9%	-41.1%	5.3%
Industrial	28.2%	-25.5%	-67.5%	7.3%
Mixed	34.0%	-0.8%	-34.0%	7.5%
Retail	38.8%	-11.9%	-48.4%	5.2%
Shopping Centers	29.8%	-24.2%	-38.8%	8.3%
Regional Malls	59.2%	0.4%	-60.6%	1.7%
Free Standing	15.3%	0.8%	-15.1%	8.4%
Residential	22.9%	-13.2%	-24.9%	7.5%
Apartments	24.3%	-13.8%	-25.1%	7.6%
Manufactured Homes	2.6%	0.1%	-20.2%	6.0%
Diversified	33.6%	-22.1%	-28.2%	4.2%
Lodging/Resorts	74.6%	7.9%	-59.7%	1.4%
Health Care	21.1%	-12.6%	-12.0%	8.0%
Self Storage	23.6%	-16.3%	5.0%	4.4%
Specialty	10.5%	-1.7%	-25.7%	5.8%
Equity REIT Index	28.8%	-12.2%	-37.7%	5.9%

All figures include dividends.  Source: NAREIT.  Past performance does not guarantee future results.

Outlook
The general consensus from REIT management teams at the NAREIT conference in New York this past June echoed our thoughts as we enter the second half of 2009 and into 2010: that the industry is moving in the right direction, still fundamentally challenged, but with glimmers of hope. We expect second quarter earnings to be released with “less bad” numbers, meaning fundamentals are still declining, but at a decelerating rate.

While today’s REIT’s potential share price appreciation is much brighter than it was at the beginning of the year, it is difficult to imagine a strong bull market given today’s valuations, deteriorating fundamentals, and weak investor sentiment. Given the recent run up in share prices, we would expect REITs to trade flat to slightly up as investors’ attention should return to fundamentals and valuations, and that the beta rally will subside. With this in mind we believe that REITs with stable cash flow, strong balance sheets, higher quality assets and proven management teams should outperform. Volume continues to be light across the group. Catalysts are few and far between now and when companies actually report quarterly earnings.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

Please read important disclosures found on the following page.

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Both Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Real Estate Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Real Estate Fund is more exposed to individual stock volatility than a diversified fund. The Small Cap Value Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedules of Investments in this report for complete fund holdings.  Current and future portfolio holdings are subject to risk.

Cash Flow: the excess of cash revenues over cash outlays in a give period of time (not including noncash expenses).

Beta: Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded, and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe.  The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set. Source: Russell Investment Group.

It is not possible to invest directly in an index.

Phocas Funds

EXPENSE EXAMPLE – June 30, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09 – 6/30/09).

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.50% and 0.99%, respectively,  for the Real Estate Fund and the Small Cap Value Fund per the advisory agreement.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Funds

EXPENSE EXAMPLE – June 30, 2009 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/09	6/30/09	1/1/09 – 6/30/09*
Actual
Real Estate Fund	$1,000.00	$ 898.10	$7.06
Small Cap Value Fund	$1,000.00	$ 971.20	$4.84

Hypothetical (5% return
before expenses)
Real Estate Fund	$1,000.00	$1,017.36	$7.50
Small Cap Value Fund	$1,000.00	$1,019.89	$4.96

*
Expenses are equal to an annualized expense ratio of 1.50% for the Real Estate Fund and 0.99% for the Small Cap Value Fund, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

Phocas Funds

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – June 30, 2009 (Unaudited)

Phocas Real Estate Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2009 (Unaudited)

Phocas Small Cap Value Fund

Percentages represent market value as a percentage of total investments.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares	COMMON STOCKS - 97.46%	Value
	Apartments - 7.70%
3,322	American Campus Communities, Inc.	$73,682
1,136	AvalonBay Communities, Inc.	63,548
694	Mid-America Apartment Communities, Inc.	25,477
		162,707
	Diversified - 4.88%
2,156	Duke Realty Corp.	18,908
1,871	Vornado Realty Trust	84,251
		103,159
	Health Care - 11.44%
4,442	HCP, Inc.	94,126
1,593	Nationwide Health Properties, Inc.	41,004
3,571	Ventas, Inc.	106,630
		241,760
	Hotels - 3.34%
8,421	Host Hotels & Resorts, Inc.	70,652

	Manufactured Homes - 3.59%
2,039	Equity Lifestyle Properties, Inc.	75,810

	Office Property - 11.51%
3,210	Alexandria Real Estate Equities, Inc.	114,886
2,210	Boston Properties, Inc.	105,417
993	SL Green Realty Corp.	22,779
		243,082
	Regional Malls - 14.64%
4,400	Macerich Co.	77,477
4,507	Simon Property Group, Inc.	231,773
		309,250
	Shopping Centers - 19.02%
7,969	Acadia Realty Trust	103,996
2,689	Federal Realty Investment Trust	138,537
8,468	Kimco Realty Corp.	85,103
2,128	Regency Centers Corp.	74,289
		401,925
	Specialty - 8.31%
4,895	Digital Realty Trust, Inc.	175,486

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Storage - 4.91%
1,584	Public Storage, Inc.	$103,720

	Warehouse/Industrial - 8.12%
3,368	AMB Property Corp.	63,352
13,417	ProLogis	108,141
		171,493
	TOTAL COMMON STOCKS
	(Cost $2,623,314)	2,059,044

	SHORT-TERM INVESTMENTS - 2.60%
54,922	AIM STIT-STIC Prime Portfolio	54,922
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $54,922)	54,922

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $2,678,236) - 100.06%	2,113,966
	Liabilities in Excess of Other Assets - (0.06)%	(1,254)
	NET ASSETS - 100.00%	$2,112,712

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares	COMMON STOCKS - 98.92%	Value
	Aerospace & Defense - 2.14%
16,649	Herley Industries, Inc. (a)	$182,639
3,702	Triumph Group, Inc.	148,080
		330,719
	Capital Markets - 3.51%
5,182	Affiliated Managers Group, Inc. (a)	301,541
15,162	Janus Capital Group, Inc.	172,847
9,192	National Financial Partners Corp.	67,285
		541,673
	Chemicals - 3.09%
6,037	Ashland, Inc.	169,338
7,500	Innospec, Inc.	80,625
2,528	OM Group, Inc. (a)	73,362
6,809	Sensient Technologies Corp.	153,679
		477,004
	Commercial Banks - 9.93%
17,813	Banco Latinoamericano
	de Exportaciones S.A. (b)	221,416
14,983	First Commonwealth Financial Corp.	94,992
19,833	First Horizon National Corp.	237,998
15,882	FNB United Corp.	39,387
5,057	IBERIABANK Corp.	199,296
24,915	National Penn Bancshares, Inc.	114,858
11,435	Republic Bancorp Inc. - Class A	258,317
4,537	Sandy Spring Bancorp, Inc.	66,694
11,060	TCF Financial Corp.	147,872
16,048	Washington Banking Co.	151,172
		1,532,002
	Commercial Services & Supplies - 6.40%
5,380	The Brink’s Co.	156,182
7,225	Corrections Corp. of America (a)	122,753
13,678	Monster Worldwide, Inc. (a)	161,537
9,206	Steiner Leisure Ltd. (a)(b)	281,059
5,439	United Stationers, Inc. (a)	189,712
2,041	Watson Wyatt Worldwide, Inc - Class A	76,599
		987,842

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Communications Equipment - 1.91%
17,707	Arris Group, Inc. (a)	$215,317
13,781	Tellabs, Inc. (a)	78,965
		294,282
	Computers & Peripherals - 2.43%
15,633	Brocade Communications Systems, Inc. (a)	122,250
6,529	Synaptics, Inc. (a)	252,346
		374,596
	Construction & Engineering - 1.89%
5,879	URS Corp. (a)	291,128

	Diversified Financial Services - 2.64%
19,386	Encore Capital Group, Inc. (a)	256,865
8,006	Principal Financial Group, Inc.	150,833
		407,698
	Diversified Telecommunication
	Services - 0.96%
4,844	CenturyTel, Inc.	148,711

	Electric Utilities - 1.38%
1,664	ITC Holdings Corp.	75,479
3,973	Portland General Electric Co.	77,394
2,921	Unitil Corp.	60,231
		213,104
	Electrical Equipment - 2.38%
3,934	Powell Industries, Inc. (a)	145,833
5,025	Preformed Line Products Co.	221,402
		367,235
	Electromedical &
	Electrotherapeutic Apparatus - 0.52%
11,182	Syneron Medical Ltd. (a)(b)	80,734

	Electronic Equipment
	& Instruments - 2.41%
3,994	ScanSource, Inc. (a)	97,933
7,757	SYNNEX Corp. (a)	193,847
3,715	Watts Water Technologies, Inc. - Class A	80,021
		371,801

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Energy Equipment & Services - 0.45%
3,625	Rowan Companies, Inc.	$70,035

	Food & Staples Retailing - 0.52%
2,953	Nash Finch Co.	79,908

	Food Products - 1.90%
23,487	Darling International, Inc. (a)	155,014
4,825	Treehouse Foods, Inc. (a)	138,815
		293,829
	Gas Utilities - 1.93%
6,580	Atmos Energy Corp.	164,763
4,015	Laclede Group, Inc.	133,017
		297,780
	Health Care Equipment & Supplies - 1.02%
6,272	Orthofix International N.V. (a)(b)	156,863

	Health Care Providers & Services - 2.41%
4,813	AMERIGROUP Corp. (a)	129,229
16,010	eResearchTechnology, Inc. (a)	99,422
13,259	Healthspring, Inc. (a)	143,993
		372,644
	Hotels, Restaurants & Leisure - 1.48%
7,262	WMS Industries, Inc. (a)	228,826

	Household Durables - 0.35%
1,898	Black & Decker Corp.	54,397

	Independent Power Producers
	& Energy Traders - 1.04%
10,219	Mirant Corp. (a)	160,847

	Industrial Conglomerates - 0.47%
5,413	Tredegar Corp.	72,101

	Insurance - 5.12%
4,513	American Physicians Capital, Inc.	176,729
7,589	Fidelity National Title Group, Inc. - Class A	102,679
4,779	Infinity Property & Casualty Corp.	174,242
5,488	IPC Holdings, Ltd. (b)	150,042
6,117	Safety Insurance Group, Inc.	186,936
		790,628

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Internet & Catalog Retail - 1.15%
4,899	Expedia, Inc. (a)	$74,024
8,654	Systemax, Inc. (a)	103,069
		177,093
	Internet Software & Services - 2.97%
4,962	Avocent Corp. (a)	69,270
35,883	Internet Capital Group, Inc. - Class A (a)	241,493
14,049	ValueClick, Inc. (a)	147,795
		458,558
	IT Services - 1.70%
6,638	ICF International, Inc. (a)	183,142
5,533	Perot Systems Corp. - Class A (a)	79,288
		262,430
	Leisure Equipment & Products - 0.74%
8,897	JAKKS Pacific, Inc. (a)	114,148

	Machinery - 1.31%
9,912	Colfax Corp. (a)	76,521
7,326	Timken Co.	125,128
		201,649
	Media - 1.20%
9,196	Corus Entertainment, Inc. - Class B (b)	117,065
13,335	Interpublic Group of Companies, Inc. (a)	67,342
		184,407
	Metals & Mining - 1.91%
6,664	Brush Engineered Materials, Inc. (a)	111,622
3,473	Schnitzer Steel Industries, Inc. - Class A	183,583
		295,205
	Multi-line Retail - 0.79%
9,686	Conn’s, Inc. (a)	121,075

	Oil & Gas Exploration
	& Production - 1.21%
11,171	Swift Energy Co. (a)	185,997

	Oil, Gas & Consumable Fuels - 2.89%
12,872	Mariner Energy, Inc. (a)	151,246
6,765	Pioneer Natural Resources Co.	172,508
14,003	Rosetta Resources, Inc. (a)	122,526
		446,280

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Personal Products - 1.33%
7,308	NBTY, Inc. (a)	$205,501

	Pharmaceutical Preparations - 0.55%
14,335	ViroPharma, Inc. (a)	85,007

	Pharmaceuticals - 0.82%
8,380	Par Pharmaceutical Companies, Inc. (a)	126,957

	Professional, Scientific, and
	Technical Services - 1.30%
29,249	ModusLink Global Solutions, Inc. (a)	200,648

	Real Estate Investment Trusts - 7.23%
4,829	Alexandria Real Estate Equities, Inc.	172,830
6,212	Digital Realty Trust, Inc.	222,700
7,517	Duke Realty Corp.	65,924
1,845	Equity Lifestyle Properties, Inc.	68,597
7,345	Kimco Realty Corp.	73,817
10,166	Macerich Co.	179,012
30,977	ProLogis	249,675
15,602	Sunstone Hotel Investors, Inc.	83,471
		1,116,026
	Road & Rail - 0.50%
4,829	Kansas City Southern (a)	77,795

	Semiconductor &
	Semiconductor Equipment - 2.30%
25,493	Fairchild Semiconductor
	International, Inc. - Class A (a)	178,196
12,861	Microsemi Corp. (a)	177,482
		355,678
	Software - 3.85%
13,974	Compuware Corp. (a)	95,862
4,566	Fair Isaac Corp.	70,590
19,883	i2 Technologies, Inc. (a)	249,532
11,867	JDA Software Group, Inc. (a)	177,530
		593,514
	Specialty Retail - 0.47%
2,881	Abercrombie & Fitch Co. - Class A	73,149

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value
	Textiles, Apparel & Luxury Goods - 2.05%
13,394	Perry Ellis International, Inc. (a)	$97,508
9,896	Wolverine World Wide, Inc.	218,306
		315,814
	Thrifts & Mortgage Finance - 1.05%
5,911	WSFS Financial Corp.	161,429

	Water Utilities - 0.97%
7,812	American Water Works Co., Inc.	149,287

	Wireless Telecommunication Services - 2.35%
8,476	NII Holdings, Inc. (a)	161,637
12,584	Syniverse Holdings, Inc. (a)	201,722
		363,359
	TOTAL COMMON STOCKS
	(Cost $17,422,194)	15,267,393

	CLOSED-END INVESTMENT COMPANIES - 0.53%
10,160	Ares Capital Corp.	81,890
	TOTAL CLOSED-END
	INVESTMENT COMPANIES
	(Cost $82,588)	81,890

	SHORT-TERM INVESTMENTS - 0.49%
76,127	AIM STIT-STIC Prime Portfolio	76,127
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $76,127)	76,127

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $17,580,909) - 99.94%	15,425,410
	Other Assets in Excess of Liabilities - 0.06%	9,627
	NET ASSETS - 100.00%	$15,435,037

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2009 (Unaudited)

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
ASSETS
Investments in securities, at value (identified
cost $2,678,236 and $17,580,909, respectively)	$2,113,966	$15,425,410
Receivables:
Due from Advisor (Note 3)	8,170	93
Dividends and interest	7,043	11,185
Investments sold	18	—
Fund shares sold	—	11,971
Prepaid expenses	4,276	9,385
Total assets	2,133,473	15,458,044
LIABILITIES
Payables:
Audit fees	8,820	8,820
Fund accounting fees	3,983	4,467
Transfer agent fees and expenses	3,036	3,730
Administration fees	2,140	2,140
Distribution fees	1,185	—
Legal fees	901	3,259
Chief Compliance Officer fee	524	555
Accrued expenses	172	36
Total liabilities	20,761	23,007
NET ASSETS	$2,112,712	$15,435,037
CALCULATION OF NET ASSET
VALUE PER SHARE
Net assets applicable to shares outstanding	$2,112,712	$15,435,037
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	197,991	1,064,798
Net asset value, offering and
redemption price per share	$10.67	$14.50
COMPOSITION OF NET ASSETS
Paid-in capital	$4,009,362	$23,702,359
Undistributed net investment income	68,048	62,757
Accumulated net realized loss on investments	(1,400,428)	(6,174,563)
Net unrealized depreciation on investments	(564,270)	(2,155,516)
Net assets	$2,112,712	$15,435,037

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2009 (Unaudited)

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes
of $0 and $363, respectively)	$59,237	$131,754
Interest	108	677
Total income	59,345	132,431
Expenses
Adminstration fees (Note 3)	15,020	15,020
Fund accounting fees (Note 3)	13,255	15,744
Transfer agent fees and expenses (Note 3)	9,870	11,396
Audit fees	8,820	8,820
Advisory fees (Note 3)	7,586	55,860
Custody fees (Note 3)	4,080	5,710
Legal fees	3,002	7,826
Trustee fees	2,714	3,098
Chief Compliance Officer fee (Note 3)	2,622	2,555
Distribution fees (Note 4)	2,529	—
Insurance expense	1,565	1,945
Miscellaneous expenses	2,006	5,996
Total expenses	73,069	133,970
Less: advisory fee waiver
and reimbursement (Note 3)	(57,897)	(60,237)
Net expenses	15,172	73,733
Net investment income	44,173	58,698

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(459,480)	(3,207,937)
Net change in unrealized
appreciation (depreciation) on investments	106,799	2,545,951
Net realized and unrealized loss on investments	(352,681)	(661,986)
Net Decrease in Net Assets
Resulting from Operations	$(308,508)	$(603,288)

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$44,173	$63,190
Net realized loss on investments	(459,480)	(927,216)
Net change in unrealized appreciation
(depreciation) on investments	106,799	(120,856)
Net decrease in net assets
resulting from operations	(308,508)	(984,882)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(39,309)
From net realized gain on investments	—	(4,724)
Total distributions to shareholders	—	(44,033)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(272,385)	63,300
Total decrease in net assets	(580,893)	(965,615)
NET ASSETS
Beginning of period	2,693,605	3,659,220
End of period	$2,112,712	$2,693,605
Accumulated net investment income	$68,048	$—

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2009		Year Ended
	(Unaudited)		December 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	4,354	$44,925	123,530	$1,870,278
Shares issued on
reinvestments of
distributions	—	—	4,081	44,033
Shares redeemed (b)	(33,003)	(317,310)	(97,244)	(1,851,011)
Net increase (decrease)	(28,649)	$(272,385)	30,367	$63,300
(b) Net of redemption
fees of		$—		$2,113

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$58,698	$156,654
Net realized loss on investments	(3,207,937)	(2,684,763)
Net change in unrealized appreciation
(depreciation) on investments	2,545,951	(3,365,983)
Net decrease in net assets
resulting from operations	(603,288)	(5,894,092)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(154,706)
Total distributions to shareholders	—	(154,706)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(1,163,109)	1,314,564
Total decrease in net assets	(1,766,397)	(4,734,234)
NET ASSETS
Beginning of period	17,201,434	21,935,668
End of period	$15,435,037	$17,201,434
Undistributed net investment income	$62,757	$4,059

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2009		Year Ended
	(Unaudited)		December 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	71,802	$973,536	323,152	$5,792,722
Shares issued on
reinvestments of
distributions	—	—	11,011	154,706
Shares redeemed (b)	(159,446)	(2,136,645)	(277,846)	(4,632,864)
Net increase (decrease)	(87,644)	$(1,163,109)	56,317	$1,314,564
(b) Net of redemption
fees of		$156		$484

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Six Months				September 29,
	Ended		Year Ended		2006* through
	June 30, 2009		December 31,		December 31,
	(Unaudited)		2008	2007	2006
Net asset value,
beginning of period	$11.88		$18.64	$21.90	$20.00

Income from
investment operations:
Net investment income	0.34		0.32 ^	0.18	0.20
Net realized and unrealized
gain (loss) on investments	(1.55)		(6.90)	(3.15)	1.86
Total from investment operations	(1.21)		(6.58)	(2.97)	2.06

Less distributions:
From net investment income	—		(0.17)	(0.18)	(0.15)
From net realized
gain on investments	—		(0.02)	(0.11)	(0.01)
Total distributions	—		(0.19)	(0.29)	(0.16)

Redemption fees retained	—		0.01 ^	—	—

Net asset value, end of period	$10.67		$11.88	$18.64	$21.90

Total return	-10.19	%‡	-35.11%	-13.56%	10.34	%‡

Ratios/supplemental data:
Net assets, end
of period (thousands)	$2,113		$2,694	$3,659	$1,187
Ratio of expenses to
average net assets:
Before expense reimbursement	7.24	%†	4.85%	5.00%	15.92	%†
After expense reimbursement	1.50	%†	1.50%	1.50%	1.50	%†
Ratio of net investment
income (loss) to average net assets:
Before expense reimbursement	(1.36	)%†	(1.38)%	(2.33)%	(10.55	)%†
After expense reimbursement	4.38	%†	1.97%	1.17%	3.87	%†
Portfolio turnover rate	26.97	%‡	98.56%	24.81%	10.46	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Six Months				September 29,
	Ended		Year Ended		2006* through
	June 30, 2009		December 31,		December 31,
	(Unaudited)		2008	2007	2006
Net asset value,
beginning of period	$14.93		$20.01	$21.86	$20.00

Income from
investment operations:
Net investment income	0.05	^	0.13 ^	0.05 ^	0.03
Net realized and unrealized
gain (loss) on investments	(0.48)		(5.08)	(1.68)	1.85
Total from investment operations	(0.43)		(4.95)	(1.63)	1.88

Less distributions:
From net investment income	—		(0.13)	(0.09)	(0.02)
From net realized
gain on investments	—		—	(0.13)	—
Total distributions	—		(0.13)	(0.22)	(0.02)

Redemption fees retained	0.00	#^	0.00 #^	0.00 #^	—

Net asset value, end of period	$14.50		$14.93	$20.01	$21.86

Total return	-2.88	%‡	-24.68%	-7.46%	9.41	%‡

Ratios/supplemental data:
Net assets, end
of period (thousands)	$15,435		$17,201	$21,936	$1,233
Ratio of expenses to
average net assets:
Before expense reimbursement	1.80	%†	1.52%	2.43%	14.93	%†
After expense reimbursement	0.99	%†	0.99%	1.18%	1.50	%†
Ratio of net investment
income (loss) to average net assets:
Before expense reimbursement	(0.20	)%†	0.21%	(0.54)%	(12.79	)%†
After expense reimbursement	0.79	%†	0.74%	0.71%	0.63	%†
Portfolio turnover rate	36.75	%‡	33.89%	147.75%	11.20	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the Phocas Real Estate Fund (the “Real Estate Fund”) is long-term total investment return through a combination of capital appreciation and current income.  The investment objective of the Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is long-term total investment return through capital appreciation.  The Funds commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation:  The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value per share.

The Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”).  SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See note 6 – Summary of Fair Value Exposure for more information.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no provision for Federal income taxes has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Expenses:  Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Securities Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income and net realized gains, if any, annually. The amount and character income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations which may differ from accounting principles generally accepted in the United States of America. To the extent these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Redemption Fees:  The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H.
REITs:  The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

I.
Derivatives:  The Funds have adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”).  FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities.  FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

As of June 30, 2009, the Funds did not hold any derivative instruments.

J.
Events Subsequent to the Fiscal Period End:  The Funds have adopted FAS No. 165, Subsequent Events (“FAS 165”).  FAS 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, FAS 165 requires an entity to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2009, through August 28, 2009, the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Phocas Financial Corporation (the “Advisor”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Funds.  For the six months ended June 30, 2009, the Real Estate Fund and the Small Cap Value Fund incurred $7,586 and $55,859, respectively in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of the Real Estate Fund and 0.99% of average daily net assets of the Small Cap Value Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended June 30, 2009, the Advisor reduced its fees and absorbed Fund expenses in the amount of $57,897 for the Real Estate Fund and $60,237 for the Small Cap Value Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2009	2010	2011	2012	Total
Real Estate Fund	$40,878	$113,069	$107,424	$57,897	$319,268
Small Cap Value Fund	$39,457	$117,777	$112,439	$60,237	$329,910

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the six months ended June 30, 2009, the Real Estate Fund and the Small Cap Value Fund each incurred $15,020 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the six months ended June 30, 2009, the Real Estate Fund incurred $13,255 in fund accounting fees and $8,297 in transfer agent fees.  For the six months ended June 30, 2009, the Small Cap Value Fund incurred $15,744 in fund accounting fees and $8,241 in transfer agent fees. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian. For the six months ended June 30, 2009, the Real Estate Fund and the Small Cap Value Fund incurred $4,074 and $5,710, respectively, in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the six months ended June 30, 2009, the Real Estate Fund and the Small Cap Value Fund were allocated $2,622 and $2,555, respectively, of the Chief Compliance Officer fee.

NOTE 4 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s average daily net assets. The Advisor has contractually agreed to reduce the Rule 12b-1 fees accrued for the Small Cap Value Fund from 0.25% to 0.00%. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended June 30, 2009, the Real Estate Fund paid the Distributor $2,529.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $551,688 and $821,989, respectively, for the Real Estate Fund and $5,452,901 and $6,461,417, respectively, for the Small Cap Value Fund.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

NOTE 6 – SUMMARY OF FAIR VALUE EXPOSURE

The Funds have adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position (“FSP 157-4”).  FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  FAS 157 requires the Funds to classify its securities based on valuation method.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of June 30, 2009:

Real Estate Fund	Level 1	Level 2	Level 3	Total
Equity (REITS)
Apartments	$162,707	$—	$—	$162,707
Consumer Staples	103,159	—	—	103,159
Health Care	241,760	—	—	241,760
Hotels	70,652	—	—	70,652
Manufactured Homes	75,810	—	—	75,810
Office Property	243,082	—	—	243,082
Regional Malls	309,250	—	—	309,250
Shopping Centers	401,925	—	—	401,925
Specialty	175,486	—	—	175,486
Storage	103,720	—	—	103,720
Warehouse/Industrial	171,493	—	—	171,493
Total Equity (REITS)	2,059,044	—	—	2,059,044
Short-Term Investments	54,922	—	—	54,922
Total Investments
in Securities	$2,113,966	$—	$—	$2,113,966

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$1,268,909	$—	$—	$1,268,909
Consumer Staples	579,238	—	—	579,238
Energy	863,159	—	—	863,159
Financials	4,549,456	—	—	4,549,456
Health Care	822,205	—	—	822,205
Industrials	2,328,469	—	—	2,328,469
Information Technology	2,911,507	—	—	2,911,507
Materials	772,209	—	—	772,209
Telecommunication
Services	512,070	—	—	512,070
Utilities	660,171	—	—	660,171
Closed-End
Investment Companies	81,890	—	—	81,890
Total Equity	15,349,283	—	—	15,349,283
Short-Term Investments	76,127	—	—	76,127
Total Investments
in Securities	$15,425,410	$—	$—	$15,425,410

NOTE 7 – LINES OF CREDIT

The Real Estate Fund and Small Cap Value Fund have lines of credit in the amount of $515,000 and $3,750,000, respectively.  The lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank, N.A.  During the period ended June 30, 2009, the Funds did not draw upon the line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to real estate investment trusts

The distributions paid by the Funds during the six months ended June 30, 2009 and the fiscal year ended December 31, 2008 were characterized as follows:

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

	Real Estate Fund		Small Cap Value Fund
	6/30/09	12/31/08	6/30/09	12/31/08
Ordinary income	$—	$39,309	$—	$154,706
Net long-term capital gain	—	4,724	—	—
Total distributions	$—	$44,033	$—	$154,706

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2008, the Funds’ most recent fiscal year end,  the components of accumulated earnings/(losses) on a tax basis were as follows:

		Small Cap
	Real Estate Fund	Value Fund
Cost of investments for tax purposes (a)	$3,369,891	$22,138,621
Gross tax unrealized appreciation	132,391	997,549
Gross tax unrealized depreciation	(812,299)	(5,890,515)
Net tax unrealized depreciation	(679,908)	(4,892,966)
Undistributed ordinary income	23,875	4,092
Undistributed long-term capital gain	—	—
Total distributable earnings	23,875	4,092
Other accumulated losses	(932,109)	(2,775,160)
Total accumulated losses	$(1,588,142)	$(7,664,034)

(a)	Difference between book losses and tax losses are attributable to the tax treatment of wash sales.

Phocas Funds

NOTICE TO SHAREHOLDERS at June 30, 2009 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12 Months Ended June 30, 2009

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 months ended June 30, 2009 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Funds’ Form N-Q is also available by calling (866) 746-2271.

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Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
77 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 746-2271

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Douglas G. Hess
Douglas G. Hess, President

Date     9/1/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Douglas G. Hess
Douglas G. Hess, President

Date     9/1/09

By (Signature and Title)*     /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date     9/1/09

* Print the name and title of each signing officer under his or her signature.